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                                                                EXHIBIT 10(iii)9


                        BALLY ENTERTAINMENT CORPORATION
                       MANAGEMENT RETIREMENT SAVINGS PLAN




                           EFFECTIVE OCTOBER 1, 1994
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                        BALLY ENTERTAINMENT CORPORATION
                       MANAGEMENT RETIREMENT SAVINGS PLAN


                               Table of Contents                Page
                               -----------------                ----


ARTICLE I - GENERAL
      Section     1.1     Effective Date.....................    1
      Section     1.2     Purpose of Plan....................    1
      Section     1.3     Intent.............................    1

ARTICLE II - DEFINITIONS AND USAGE
      Section     2.1     Definitions........................    2
      Section     2.2     Usage..............................    6

ARTICLE III - ELIGIBILITY AND PARTICIPATION
      Section     3.1     Eligibility........................    7
      Section     3.2     Participation and Termination......    7
      Section     3.2     Agreement Procedure................    7

ARTICLE IV - PARTICIPANT ACCOUNTS
      Section     4.1     Accounts...........................    8
      Section     4.2     Participant Deferrals..............    8
      Section     4.3     Company Matching Contributions.....    9
      Section     4.4     Investment Procedures..............    9
      Section     4.5     Valuation of Accounts..............    9
      Section     4.6     Rollover Accounts..................   10

ARTICLE V - PAYMENT OF BENEFITS
      Section     5.1     Entitlement to Benefit Payments....   11
      Section     5.2     Commencement of Benefit Payments...   11
      Section     5.3     In-Service Withdrawals.............   11


ARTICLE VI - PAYMENT OF BENEFIT ON OR AFTER DEATH
      Section     6.1     Commencement of Payments...........   13
      Section     6.2     Designation of Beneficiary.........   13

ARTICLE VII - ADMINISTRATION
      Section     7.1     General............................   14
      Section     7.2     Administrative Rules...............   14
      Section     7.3     Duties.............................   14
      Section     7.4     Fees...............................   14


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                                                                     Page
                                                                     ----
ARTICLE VIII - CLAIMS PROCEDURE
      Section     8.1     General...............................      15
      Section     8.2     Denials...............................      15
      Section     8.3     Notice................................      15
      Section     8.4     Appeals Procedure.....................      15
      Section     8.5     Review................................      15

ARTICLE IX - MISCELLANEOUS PROVISIONS
      Section     9.1     Amendment.............................      16
      Section     9.2     Termination...........................      16
      Section     9.3     No Assignment.........................      16
      Section     9.4     Incapacity............................      16
      Section     9.5     Successors and Assigns................      16
      Section     9.6     Governing Law.........................      16
      Section     9.7     No Guarantee of Employment............      16
      Section     9.8     Severability..........................      16
      Section     9.9     Notification of Addresses.............      17
      Section     9.10    Bonding...............................      17
      Section     9.11    Change in Control.....................      17

ARTICLE X - ADOPTING EMPLOYERS
      Section    10.1     Employer Participation in Plan........      18
      Section    10.2     Administration........................      18
      Section    10.3     Company as Agent......................      18
      Section    10.4     Payments..............................      18
      Section    10.5     Termination...........................      18

ARTICLE XI - TRUST
      Section    11.1     Trust.................................      19
      Section    11.2     Contributions and Expense.............      19
      Section    11.3     Trustee Duties........................      19
      Section    11.4     Reversion to the Grantor..............      19


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                       BALLY ENTERTAINMENT CORPORATION
                      MANAGEMENT RETIREMENT SAVINGS PLAN


                                   ARTICLE I
                                    GENERAL


1.1 EFFECTIVE DATE. The provisions of the Plan shall be effective as of October 1, 1994. The rights, if any, of any person whose status as an employee of the Company, or its subsidiaries and affiliates, if any, has terminated shall be determined pursuant to the Plan as in effect on the date such employee terminated, unless a subsequently adopted provision of the Plan shall apply to such person, as described in Section 9.1 of the Plan.

1.2 PURPOSE OF PLAN. The Plan shall permit a select group of management or highly compensated employees to enhance the security of themselves and their beneficiaries following retirement or other termination of their employment with the Company or an Employer (as defined herein) by deferring until that time a portion of the compensation which may otherwise be payable to them at an earlier date. By allowing such employees to participate in the Plan, the Company expects the Plan to benefit it in attracting and retaining the most capable individuals to fill its executive positions.

         The parties intend that the arrangements described herein be unfunded for tax purposes and for purposes of Title I in the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA").

1.3 INTENT. The Plan is intended to be (and shall be construed and administered as) an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") which is unfunded and maintained by the Company or an Employer solely to provide retirement income to a select group of management or highly compensated employees as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in Section 401(a) of the Code, or Parts 2, 3 and 4 of Subtitle B of Title I of ERISA. The obligation of the Company and an Employer to make payments under this Plan constitutes nothing more than an unsecured promise to make such payments and any property of the Company or an Employer that may be set aside for the payment of benefits under the Plan shall in the event of the Company's or Employer's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors and the Employer's general creditors, respectively, until such benefits are distributed in accordance with Article V herein.

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                                   ARTICLE II
                             DEFINITIONS AND USAGE


2.1 DEFINITIONS. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

         - "ACCOUNTS" means the accounts established on behalf of the Participant as described in Article IV.

         -       "ADMINISTRATOR" means the person or persons described in
                 Article VII.

         - "BASE COMPENSATION" means cash compensation, exclusive of bonus, commission and non-cash earnings, which is receivable (prior to the operation of Section 4.2 of the Plan) by a Participant for a Compensation Year.

         -       "BOARD" means the Board of Directors of the Company.

         - "BONUS COMPENSATION" means that compensation, designated as Bonus Compensation, or as a commission, by the Company or an Employer, which is receivable (prior to the operation of Section 4.2 of the Plan) by a Participant for a Compensation Year.

         - "CHANGE IN CONTROL" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (as in effect on the date the Plan is adopted by the Board) (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have taken place upon the occurrence of both (1) and (2) below:

                 (1)      (a)     any "person" (as defined in Sections 13(d)
                          and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

                          (b) during any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) there shall cease to be a majority of the Board comprised of Continuing Directors; or

                          (c)     (i)      the stockholders of the Company
                          approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting


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                          power of the voting securities of the Company or such
                          surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                                      AND


                 (2) the involuntary termination from the service of the Company, or any Employer, of a Participant, within two years after a Change in Control as defined in (a) through (c) above.

                 Notwithstanding anything in this Section to the contrary, an event or occurrence (or a series of events or occurrences) which would otherwise constitute a Change in Control under the foregoing shall not constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does not result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. Further, an event or occurrence (or a series of events or occurrences) which would not otherwise constitute a Change in Control under the foregoing shall be deemed to constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. The term "Continuing Director" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) constitute the Board and any new director(s) whose election by the Board or nomination of or election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved. A determination by directors under the provisions of this paragraph shall be made solely for purposes of this Plan and shall not directly or indirectly affect any determination or analysis of whether a change in control results for any other purpose. Any determination made with respect to whether a change in control results for purposes of any other plan or agreement of the Company shall have no effect for purposes of this Plan.

                 Anything in this Section to the contrary notwithstanding, one or more transactions which results in Bally's Health & Tennis Corporation no longer being part of the controlled or affiliated group (as defined in Code Section 414), within one year of the effective date of this Plan shall not constitute a Change in Control for purposes of this Plan.

         - "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         - "COMMITTEE" means the Compensation and Stock Option Committee of the Board, otherwise, the Board or its designate.


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         -       "COMPANY" means Bally Entertainment Corporation and any
                 successor thereto.

         - "COMPANY MATCHING CONTRIBUTIONS" means those Company, or Employer, contributions as described in Section 4.3 of the Plan.

         -       "COMPENSATION YEAR" means the calendar year.

         - "DEFERRED COMPENSATION ACCOUNT" means the account established on behalf of the Participant as described in Section 4.2 of the Plan.

         -       "EMPLOYEE" means an employee of the Company or of an Employer.

         - "EMPLOYER" means any subsidiary or affiliate of the Company which is included in the Company's consolidated financial statements pursuant to Statement of Financial Accounting Standards No. 94, as amended, and which is designated by the Board to become a participating Employer in the Plan.

         - "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         - "PARTICIPANT" means an eligible Employee of the Company or an Employer who is participating in the Plan in accordance with
                 Section 3.2.

         - "PLAN" means the Bally Entertainment Corporation Management Retirement Savings Plan.

         - "PLAN YEAR" means the initial period commencing with the Plan's effective date and ending on December 31, and each subsequent twelve (12) month period ending on December 31.

         - "REGULAR MATCHING ACCOUNT" means the account established on behalf of the Participant as described in Section 4.3 of the Plan.

         - "ROLLOVER ACCOUNT" means the account established on behalf of the Participant as described in Section 4.6 of the Plan.

         - "SALARY REDUCTION AGREEMENT" or "AGREEMENT" means an agreement between the Participant and the Company, or an Employer, respectively, as his employer, pursuant to which the Participant agrees to a reduction in his Base and/or Bonus Compensation before such Base and/or Bonus Compensation is earned by the Participant in exchange for the promise of an equal amount to be paid by the Company or the Employer to the Participant under this Plan.

         - "TERMINATED FOR CAUSE" means the termination of the employment of an Employee by the Company or an Employer for any of the following reasons:

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                 (a)      the Employee's fraud, dishonesty, willful misconduct
                          or gross negligence in the performance of his duties hereunder, including willful failure to perform such duties as may reasonably be assigned to him hereunder;

                 (b) the Employee's material breach of any provision of his Employment Agreement, if any; or

                 (c) the Employee's failure to qualify (or having so qualified, being thereafter disqualified) under any suitability or licensing requirement to which the Employee may be subject by reason of his position with the Company or an Employer, whether under the laws of New Jersey or otherwise.

                 Any termination by reason of the foregoing shall not be in limitation of any other right or remedy the Company or an Employer may have under this Plan or otherwise.

         - "TRUST" means the Trust, or trusts, under the Bally Entertainment Corporation Management Retirement Savings Plan, as established in accordance with the terms of Article XI.

         - "TRUSTEE" means that person, persons, entity or entities who administer the Trust (or trusts) in accordance with its terms and the terms of Article XI.

         - "VALUATION DATE" means the last business day of each Plan Year and such other dates as determined from time to time by the Administrator.

         - "VESTED ACCOUNT BALANCE" means that portion of a Participant's Account(s) that is vested, if any, determined as follows: (i) subject to Section 5.3, a Participant's Deferred Compensation and Rollover Accounts and earnings thereon (attributable to contributions made pursuant to Section 4.2 of the Plan) shall be 100% vested at all times, and (ii) subject to Section 9.11(a), a Participant's Regular Matching Account and earnings thereon (attributable to contributions made pursuant to Section 4.3) shall be vested as follows:


                                                        Percentage of Vesting of
                       Years of Deferral                Regular Matching Account
                       -----------------                ------------------------
                  More than 1 but less than 2                    33-1/3%
                  More than 2 but less than 3                    66-2/3%
                          More than 3                            100%



         The determination of vesting as described herein shall apply independently to deferrals made during each Plan Year of participation.

         Notwithstanding any of the foregoing, a Participant shall become fully vested in his Accounts upon his termination of employment with the Company or an Employer if

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



               upon such termination, the Participant meets any one of the following requirements: (i) the Participant is 55 or older and has at least 10 years of service; (ii) the Participant is 60 or older and has at least 5 years of service; or (iii) the Participant is 65 or older and has at least 3 years of service.

         - "YEARS OF DEFERRAL" means the number of complete years from the January 1 of the year following the year in which a Participant's Base or Bonus Compensation is deferred, and for which a Participant's Company Matching Contributions (in accordance with Section 4.3) are made, pursuant to the Plan.

         - "YEARS OF SERVICE" means the period of time from a Participant's date of hire with the Company, or an Employer, to the twelve month anniversary of that date, and each succeeding twelve month period until the Participant separates from service with the Company and all Employers.

2.2 USAGE. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.



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                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION




3.1 ELIGIBILITY. Upon an Employee's date of hire with the Employer, each Employee who is designated as eligible under the Plan by the Board, in its sole discretion, shall be eligible to participate herein. Such Employee shall be a management or highly compensated employee, as determined by the Board, in its sole discretion.

3.2 PARTICIPATION AND TERMINATION. An Employee identified as eligible to participate herein may commence participation in the Plan by completing a Salary Reduction Agreement in accordance with Section 3.3.

         An Employee's right to defer compensation hereto shall cease as of the earlier of the termination of his employment or the date on which the Employee ceases to meet the requirements of 3.1 above.

3.3      AGREEMENT PROCEDURE.

         (a) Each Participant and the Company or Employer that employs him may execute one or more Agreements for the portion of the Participant's Compensation that shall be credited to his Account in accordance with Section 4.2. Such Agreement shall be effective only with respect to Compensation earned after the Agreement becomes effective. No more than one Salary Reduction Agreement may be entered into with respect to a single calendar month.

         (b) For the initial Plan Year of participation, the Agreement shall be properly completed, executed and delivered to the Administrator prior to the later of (i) the first day of the Plan Year in which the Participant's participation commences, or
               (ii) thirty (30) days after the date on which the Participant became eligible for participation.

         (c) For any subsequent Plan Year in which a new Participant becomes eligible to participate in the Plan, or in which an existing Participant executes a new Agreement, such Agreement shall be properly completed, executed and delivered to the Administrator prior to the pay period for which the Agreement shall be effective.

         (d) An Agreement shall be effective no earlier than the date on which it is delivered to the Administrator and shall continue in effect for all succeeding Plan Years unless otherwise provided under the Plan.


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                                   ARTICLE IV
                              PARTICIPANT ACCOUNTS


4.1 ACCOUNTS. The Administrator shall establish and maintain, pursuant to the terms of the Plan, one or more Accounts for each Participant consisting of amounts credited to such Accounts pursuant to Sections 4.2, 4.3 and 4.6 below. All amounts which are credited to a Participant's Accounts shall be credited solely for purposes of accounting and computation, and shall remain assets of the Company or the Participant's Employer subject to the claims of the Company's general creditors or the Employer's general creditors, respectively.
         A Participant shall not have any interest or right in or to such Accounts at any time except as otherwise specified herein.

4.2 PARTICIPANT DEFERRALS. In accordance with Section 3.3, upon becoming eligible to participate in the Plan, a Participant may submit his Salary Reduction Agreement to the Company, or to his Employer, indicating the amount of his Base Compensation for such Compensation Year which he elects deferred hereunder. The Company, or his Employer, shall, consistent with such election, defer all or such portion of such Participant's Base Compensation earned in such Compensation Year. If a Participant elects to defer all or a portion of the Base Compensation that may become payable to him, the Company, or his Employer, shall reduce his Base Compensation by the entire amount deferred when otherwise payable.

         In accordance with Section 3.3, upon becoming eligible to participate in the Plan, a Participant may also submit his Salary Reduction Agreement to the Company, or to his Employer, indicating the amount of his Bonus Compensation for such Compensation Year which he elects deferred hereunder. The Company, or his Employer, shall, consistent with such election, defer all or such portion of his Bonus Compensation earned in such Compensation Year. If a Participant elects to defer all or a portion of the Bonus Compensation that may become payable to him, the Company, or his Employer, shall reduce his Bonus Compensation by the entire amount deferred when otherwise payable.

         As of the time a Participant's Base and/or Bonus Compensation would have been paid to the Participant but for the application of this
         Section 4.2, the Company, or the Participant's Employer, shall credit to a Participant's Deferred Compensation Account, for a Compensation Year, the amount of such Participant's Base Compensation and Bonus Compensation as is deferred by him in accordance with the Agreement which is in effect for the Compensation Year.

         At any time during the Compensation Year, but no more frequently than one time per calendar month, a Participant may request in writing that the percentage of his deferral election be increased or decreased; provided, however, that in any event, such request is made prior to the time that the service for which the amounts are earned would be performed.


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4.3      COMPANY MATCHING CONTRIBUTIONS.  With respect to the first 10% of Base and/or Bonus Compensation that a Participant chooses to defer for a Compensation Year, the Company, or his Employer, will credit the Participant's Regular Matching Account with a Company Matching Contribution which matches the Participant's Base and/or Bonus Compensation deferrals at a rate of 100%.

         With respect to the second 10% of Base and/or Bonus Compensation that a Participant chooses to defer for a Compensation Year, the Company, or the Employer, will credit the Participant with a Company Matching Contribution which matches the Participant's Base and/or Bonus Compensation deferrals at a rate of 50%.

         Base and/or Bonus Compensation deferrals made at a rate greater than 20% for a Compensation Year shall not be matched.

         Company Matching Contributions for a Participant for each Compensation Year shall be credited to his Regular Matching Account.

4.4 INVESTMENT PROCEDURES. The Committee may establish investment vehicles in which a Participant's Account may be invested. Participants shall complete written investment elections at such time and in such manner as the Administrator shall establish. The Committee shall retain overriding discretion over the selection of investment vehicles and the Committee may change, alter or modify its investment policy as it deems appropriate, from time to time. Any such change, alteration or modification shall be communicated to the Participants under procedures adopted by the Committee.

4.5 VALUATION OF ACCOUNTS. The value of a Participant's Accounts shall be determined by the Administrator, on the Valuation Date, and in the following manner:

         (a) The income and expense, gains, and losses, both realized and unrealized, from such investments as are required under
                 Section 4.4 shall be determined by the Administrator. The amount so determined shall be allocated to the Accounts of a Participant proportionately in accordance with the procedures established by the Administrator.

         (b) All Company and/or Employer contributions for a Participant shall be credited to the Accounts of the Participant in accordance with Sections 4.2, 4.3 and 4.4 as applicable.

         (c) Each Participant's Accounts shall be valued as of the Valuation Date of each Plan Year or more frequently as determined in the sole discretion of the Administrator, and shall again be valued as of the date that a Participant receives a payment under the Plan, in accordance with the procedures established by the Administrator.

         (d) A Participant's Accounts shall be reduced by the amount of any benefits distributed to, or on behalf of, the Participant pursuant to Article V.

         (e) All allocations to, and deductions from, a Participant's Accounts under this Section 4.5 shall be made on the applicable Valuation Date in the order of priority set forth in this Section 4.5, even though actually determined at a later date.

4.6 ROLLOVER ACCOUNTS. From time to time, a Participant's Vested Account Balances may be increased to reflect the addition of amounts from other Company or Employer sponsored plans specified by the Board, in its sole discretion. Such additional amounts for a Participant shall be credited to the Participant's Rollover Account and shall be subject to the terms of this Plan.

                                   ARTICLE V
                              PAYMENT OF BENEFITS



5.1 ENTITLEMENT TO BENEFIT PAYMENTS. Upon a Participant's separation from service from the Company and all Employers, the Participant shall be entitled to his Vested Account Balance payable by the Company, by his Employer, or by the Trust, in the form set forth in Section 5.2. Notwithstanding the foregoing, if a Participant's separation from service is the result of his being Terminated for Cause, no benefits shall be payable to the Participant from his Regular Matching Account under the Plan; and his Regular Matching Account balance shall be zero. A Participant who is Terminated for Cause shall receive payments from his Deferred Compensation Account and his Rollover Account.

5.2      COMMENCEMENT OF BENEFIT PAYMENTS.

         Upon a Participant's separation from service with the Company and all Employers, the Employer or the Trustee shall pay an amount equaling the entire Vested Account Balance of a Participant's Deferred Compensation, Regular Matching and Rollover Accounts to the Participant in a lump sum or installments, (as such terms are defined in (a) and (b) below) as elected by the Participant.

         (a) LUMP SUM. A lump sum payment shall occur within the first 120 days immediately following the Participant's separation from service. Such payment shall cancel the balance in the Participant's Deferred Compensation, Regular Matching and Rollover Accounts.

         (b) INSTALLMENTS. Monthly installment payments shall be made over a period of no more than five years, as elected by the Participant, commencing no later than the fourth month after the calendar month during which such Participant separates from service. Notwithstanding the foregoing, if a Participant's total Vested Account Balances are equal to an amount which is greater than $1,000,000, then such Participant may elect to receive monthly installment payments over a period of no more than ten (10) years, in accordance with the terms of this paragraph. The amount of each monthly installment shall equal the quotient obtained upon dividing the Participant's Vested Account Balances as of the first day of the month of payment by the number of installments then remaining to be paid (including the installment being paid). The Administrator shall reduce the balance in such Participant's Deferred Compensation, Regular Matching and Rollover Accounts by the amount of such payment immediately upon the occurrence of such payment.

5.3 IN-SERVICE WITHDRAWALS. At any time, and from time to time, a Participant may request a withdrawal of all, or any portion of, the Vested Account Balance in his Accounts. Such a withdrawal shall be made first from his Deferred Compensation Account, second from his Rollover Account and third from his Regular Matching Account. A withdrawal request under the Plan must be made in writing, on such forms and in such manner as the Administrator, in its sole discretion, shall prescribe.

         At such time as the Participant's Withdrawal Request is granted, the Participant shall forfeit a portion of the total value in his Accounts in an amount equal to 10% of the amount withdrawn under this section.

         If a Participant, consistent with the immediately preceding paragraphs, receives an in-service withdrawal, he must cease making deferrals for a period of at least six months following the month during which such withdrawal was made; and he may not resume deferrals until the pay period following the end of such six month period.

         Notwithstanding any of the foregoing, a Participant's withdrawal made in accordance with this Section shall be disallowed to the extent that such withdrawal would cause the Participant's remuneration from the Company, and any Employer, to exceed the limit set forth in Section 162(m) of the Code.

                                   ARTICLE VI
                     PAYMENT OF BENEFITS ON OR AFTER DEATH



6.1 COMMENCEMENT OF PAYMENTS. If a Participant dies before receiving his entire Vested Account Balance, the remainder of the Accounts otherwise payable with respect to the Participant shall be paid to the Participant's beneficiary or beneficiaries as a single lump-sum amount within one hundred and twenty (120) days following the date on which the Administrator is notified of the Participant's death.

6.2 DESIGNATION OF BENEFICIARY. A Participant may, by written instrument delivered to the Administrator during the Participant's lifetime, designate one or more primary and contingent beneficiaries to receive the Vested Account Balance which may be payable to the Participant hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

         (a)     to the Participant's surviving spouse; or if none,

         (b)     to the Participant's children, per stirpes; or if none,

         (c)     to the Participant's estate.

                                  ARTICLE VII
                                 ADMINISTRATION


7.1 GENERAL. The Administrator of the Plan shall be the Board, or such other person or persons as designated by the Board. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for the administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

7.2 ADMINISTRATIVE RULES. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

7.3 DUTIES. The Administrator shall have the following rights, powers and duties:


         (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

         (b) The Administrator shall have the duty, authority and sole discretion to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of employees, Participants and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

         (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants.

         (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

         (e) The Administrator shall periodically report to the Committee with respect to the status of the Plan.

7.4 FEES. No fee or compensation shall be paid to any person for services as the Administrator.

                                  ARTICLE VIII
                                CLAIMS PROCEDURE



8.1 GENERAL. Any claim for benefits under the Plan shall be filed by the Participant or beneficiary ("claimant") with the Administrator on the form prescribed by the Administrator for such purpose.

8.2 DENIALS. If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

8.3 NOTICE. Any claimant who is denied a claim for benefits shall be furnished written notice setting forth:

         (a)     the specific reason or reasons for the denial;

         (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

         (d)     an explanation of the claim review procedure under the Plan.

8.4 APPEALS PROCEDURE. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

         (a) request a review by written application to the Administrator, or its designate, no later than sixty (60) days after receipt by the claimant of written notification of denial of a claim;

         (b)     review pertinent documents; and

         (c)     submit issues and comments in writing.

8.5 REVIEW. A decision on review of a denied claim shall be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one hundred and twenty
         (120) days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS


9.1 AMENDMENT. The Company reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Board. No amendment shall, without the Participant's consent, affect the amount of the Participant's Vested Account Balance at the time the amendment becomes effective or the right of the Participant to receive a distribution of his Vested Account Balance.

9.2 TERMINATION. The Company reserves the right to terminate the Plan at any time by a fully executed resolution of the Board. No termination shall, without the Participant's consent, affect the amount of the Participant's Vested Account Balance prior to the termination or the right of the Participant to receive a distribution of his Vested Account Balance.

9.3 NO ASSIGNMENT. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

9.4 INCAPACITY. If any person to whom a benefit is payable under the Plan is an infant or if the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Administrator may cause the payments becoming due to such person to be made to another for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the liabilities, responsibilities and duties under the Plan of the Company, each Employer, the Committee and the Administrator.

9.5 SUCCESSORS AND ASSIGNS. The provisions of the Plan are binding upon and inure to the benefit of the Company, each Employer, its respective successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

9.6 GOVERNING LAW. The Plan shall be subject to and construed in accordance with the laws of the State in which the Company maintains its principal place of business to the extent not pre-empted by the provisions of ERISA.

9.7 NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or any Employer or any equity or other interest in the assets, business or affairs of the Company or any Employer. No Participant hereunder shall have a security interest in the assets of the Company or any Employer used to make contributions or pay benefits.

9.8 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the

         Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

9.9 NOTIFICATION OF ADDRESSES. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or beneficiary as shown on the Company's or Employer's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor the Company or an Employer shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

9.10 BONDING. The Administrator and all agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.

9.11     CHANGE IN CONTROL.

         (a) As soon as possible, but in no event more than five business days, after a Change in Control, the Administrator shall cause all of the affected Participant's Accounts to become 100% vested.

         (b) As soon as possible, but in no event more than five business days, after a Change in Control, the Company shall wire transfer funds, to the extent that such funds have not been transferred previously, to the Trustee in an amount equal to the aggregate value of the affected Participant's Vested Account Balances determined as of the Valuation Date immediately preceding, or coincident with, such Change in Control.

                                   ARTICLE X
                            PARTICIPATING EMPLOYERS


10.1 EMPLOYER PARTICIPATION IN PLAN. The Board shall designate each Employer which shall become a participating Employer under the Plan.

10.2 ADMINISTRATION. As a condition to participating in the Plan, each participating Employer shall be deemed to have authorized the Administrator to act for it in all matters arising under or with respect to the Plan and shall comply with such other terms and conditions as may be imposed by the Administrator.

10.3 COMPANY AS AGENT. Each participating Employer hereby irrevocably grants the Company full and exclusive power to exercise, enforce or waive any right which such Employer might otherwise have under the terms of the Plan, and each participating Employer irrevocably appoints the Company as its agent for such purpose.

10.4 PAYMENTS. Each participating Employer shall be solely responsible for the payment of a Participant's Vested Account Balance as determined under Article IV with respect to its employees.

10.5 TERMINATION. Each participating Employer may cease to participate in the Plan with respect to its employees by resolution of its governing body, if authorized to do so by the Company.

                                   ARTICLE XI
                                     TRUST



11.1 TRUST. One or more trusts have been established under the Bally Entertainment Corporation Management Retirement Savings Plan (singularly or collectively referred to as the "Trust") by the execution of separate Trust agreements with one or more Trustees. Each Trust is intended to be maintained as a "grantor trust" under section 677 of the Code. The assets of each Trust will be held, invested and disposed of by its Trustee, in accordance with the terms of each Trust, for the exclusive purpose of providing Plan benefits for those Participants employed by the grantor of the Trust. Notwithstanding any provision of the Plan or the Trust to the contrary, the assets of each Trust shall at all times be subject to the claims of the general creditors of the grantor of such Trust.

         The Trust shall be a means of segregating and accumulating funds to be used to pay benefits pursuant to the terms of the Plan, and no part of the assets of any Trust shall be recoverable by the Company, or any Employer, until all benefits payable under the Plan have been paid to Participants and Beneficiaries; provided, however, that the assets of each Trust shall be subject at all times to the claims of the grantor's (the Company's or an Employer's) creditors. The Company and all Employers shall be relieved of any obligation to pay any benefits under this Plan to the extent that such obligation has been discharged through payments made under the Trust. Except as otherwise provided in this Article XI, neither the Company nor any Employee shall be under any obligation to contribute funds to any Trust.

11.2 CONTRIBUTIONS AND EXPENSE. Each grantor that establishes a Trust may, in its sole discretion and from time to time, make contributions to the Trust from which shall be paid all benefits under the Plan attributable to such grantor's employees and expenses chargeable under the Plan to such grantor, to the extent not paid directly by the grantor.

11.3 TRUSTEE DUTIES. The powers, duties and responsibilities of the Trustee shall be as set forth in each Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

11.4 REVERSION TO THE GRANTOR. No grantor that establishes a Trust shall have any beneficial interest in the Trust and no part of the Trust shall ever revert or be repaid to such grantor prior to the payment of all Plan benefits to Participants employed by such grantor, except with respect to amounts allocable to forfeited benefits and as otherwise reasonably determined by the Committee not to be necessary to pay benefits to Participants employed by such grantor.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer effective as of this 7th day of September, 1994.

ATTEST/WITNESS:                                 BALLY ENTERTAINMENT CORPORATION


/s/ Susan R. Rehorst                    By: /s/ Carol S. DePaul
- - ------------------------------              ----------------------------------
Susan R. Rehorst                            Carol S. DePaul
Assistant Secretary                         Secretary

Date:  September 7, 1994                Date:  September 7, 1994
      ------------------------                --------------------------------